UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  April 25, 2006


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))




Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 25, 2006, James P. Frain informed Casual Male Retail Group, Inc. (the "Company") that he will not stand for re-election to the Company's Board of Directors when his term expires at the Company's upcoming annual meeting of stockholders. His decision not to stand for re-election was not due to any disagreement on any matters relating to the Company's operations, policies or practices. Mr. Frain has recently opened a consulting firm for the apparel industry. It is expected that the Company and Mr. Frain will enter into a consulting arrangement, whereby Mr. Frain will provide expertise on marketing issues.













































                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  April 27, 2006